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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of Earliest Event Reported):
                                  JUNE 17, 2002

                             Commission File Number
                                    333-52543

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                          TUDOR FUND FOR EMPLOYEES L.P.
             (exact name of registrant as specified in its charter)


               DELAWARE                                     13-3543779
   (State or Other jurisdiction                  (I.R.S. Employer jurisdiction
 of Incorporation or Organization)             Industrial Identification Number)


                 1275 KING STREET, GREENWICH, CONNECTICUT 06831
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 863-6700
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 17, 2002, Tudor Fund For Employees L.P. (the "Partnership") dismissed Arthur Andersen LLP as its independent auditor. The reports of Arthur Andersen LLP on the Partnership's financial statements for the years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and December 31, 2001 and the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the years ended December 31, 2000 and December 31, 2001 and the subsequent interim period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided Arthur Andersen LLP with a copy of the disclosure set forth above. Attached, as Exhibit 16.1, is a copy of Arthur Andersen's letter, dated June 17, 2002, stating its agreement with the disclosures set forth above.

At the same time the Partnership dismissed Arthur Andersen LLP as its independent auditor, the Partnership engaged Ernst & Young LLP to act as its independent auditor as successor to Arthur Andersen LLP. During the year ended December 31, 2001 and the subsequent interim period, the Partnership did not consult with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The action to dismiss Arthur Andersen LLP as the Partnership's independent auditor and to replace it with Ernst & Young LLP was taken by the Partnership at the direction of Second Management LLC, its General Partner.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            16.1. Letter of Arthur Andersen LLP to the Securities and Exchange Commission, dated June 17, 2002, regarding change in certifying accountant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2002                 Tudor Fund For Employees L.P.
                                     By:  Second Management LLC, its
                                            General Partner

                                          By: /s/ John R. Torell
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                                              John R. Torell
                                              Chief Financial Officer